Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

8. Income Taxes

The components of income (loss) before the income tax provision (benefit) consist of the following:

	Year Ended December 31,
	2019	2018
US	$1,120,521	$(19,192,594)
Foreign	(67,096)	—
Pre-tax income (loss) from operations	$1,053,425	$(19,192,594)

Under the FASB’s accounting guidance related to income tax positions, among other things, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, the guidance provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The Company had no accrual for interest or penalties on the Company’s Balance Sheets at December 31, 2019 and 2018, and has not recognized interest and/or penalties in the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2019 or 2018.

The Company is subject to taxation in the United States and California. The Company’s tax years for 2016 (federal) and 2015 (California) and 2019 (Australia) and forward are subject to examination by the United States, California and Australia tax authorities.

At December 31, 2019, the Company had federal and California NOLs aggregating $13,213,037 and $24,481,423, respectively, which, if not used, it will begin to expire from 2033 and the Company had federal NOLs that do not expire but utilization is limited to 80% of taxable income for any given tax year in the amount of $11,275,349. At December 31, 2019, the Company had Australia NOLs aggregating $67,096 which do not expire.

Utilization of the domestic NOL will be subject to a substantial annual limitation due to ownership change limitations that may have occurred, or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended (the Code), as well as similar state provisions. These ownership changes may limit the amount of NOLs that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points of the outstanding stock of a company by certain stockholders.

Upon the occurrence of an ownership change under Section 382 as outlined above, utilization of the NOLs are subject to an annual limitation under Section 382 of the Code, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL before utilization. The multiple ownership changes may have already occurred as the Company raised capital through the issuance of stock. However, due to the existence of the valuation allowance for deferred tax assets, any potential change in ownership will not impact the Company’s effective tax rate.

The tax effects of temporary differences and carryforwards that give rise to significant portions of the deferred income tax assets are as follows:

	As of December 31,
Current deferred tax assets/(liabilities):	2019	2018
State taxes	$336	$345
Capitalized research and development costs	—	10,327
Other	112,222	187,377
Net operating loss	6,434,544	5,104,432
Gross deferred tax assets	6,547,102	5,302,481
Valuation allowance	(6,206,450)	(5,302,481)
Net deferred tax assets	$340,652	$—

Deferred tax liabilities
Note discount	$(340,652)	$—
Total deferred tax liabilities	(340,652)	—
Net deferred tax assets	$—	$—

The provision for income taxes on earnings subject to income taxes differs from the statutory Federal rate at December 31, 2019 and 2018, due to the following:

	As of December 31,
	2019	2018
Expected income tax benefit at federal statutory tax rate	$221,219	$(4,030,454)
State income taxes, net of federal benefit	(434,881)	(319,816)
Change in fair value of warrants	(1,874,873)	2,869,116
Change in valuation allowance	1,469,187	1,286,995
Uncertain tax positions	436,145	—
Change in compound derivative	(101,671)	3,224
Loss on extinguishment of debt	117,198	123,982
Stock compensation	121,289	67,966
Rate adjustment	49,338	—
Other permanent difference	(1,351)	629
Provision for Income Taxes	$1,600	$1,642

The Company records a valuation allowance against deferred tax assets to the extent that it is more likely than not that some portion, or all of, the deferred tax assets will not be realized. Due to the substantial doubt related to the Company’s ability to utilize its deferred tax assets, a valuation allowance for the full amount of the deferred tax assets has been established at December 31, 2019. As a result of this valuation allowance, there are no income tax benefits reflected in the accompanying statement of operations to offset pre-tax losses.

The Tax Cuts and Jobs Act of 2017 subjects a U.S. shareholder to tax on global intangible low-taxed income ("GILTI") earned by certain foreign subsidiaries. The FASB Staff Q&A, Topic 740, No. 5, Accounting for Global Intangible Low-Taxed Income, states that an entity can make an accounting policy election to recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense only. The Company elects to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense only.

A reconciliation of the beginning and ending amounts of unrecognized tax positions are as follows:

	As of December 31,
	2019	2018
Unrecognized tax positions, beginning of the year	$—	$—
Gross increase - current period tax positions	552,082	—
Unrecognized tax positions, end of year	$552,082	$—

If recognized, none of the unrecognized tax positions would impact the Company’s income tax benefit or effective tax rate as long as the Company’s net deferred tax assets remain subject to a full valuation allowance. The Company does not expect any significant increases or decreases to the Company’s unrecognized tax positions within the next twelve months.